EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
             in connection with GSAA Home Equity Trust 2005-MTR1,
                  Asset-Backed Certificates, Series 2005-MTR1

Goldman Sachs                    GSAA-05 MTR1
================================================================================


--------------------------------------------------------------------------------
Stats
--------------------------------------------------------------------------------
Count:  882
Schedule Balance:  $439,993,317.90
AverageSched Bal:  $498,858.64
GrossWAC:  5.967
NetWAC:  5.688
OTERM:  360
RTERM:  359
ATERM:  358
AGE:  1
First CAP:  4.78
Periodic CAP:  1.77
MAXRATE:  11.92
MINRATE:  2.77
MTR:  47.00
MARGIN:  2.77
OLTV:  74.24
COLTV:  85.96
FICO:  724.393
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Current Rate                                                            Percent
--------------------------------------------------------------------------------
4.001 - 4.500                                                              0.21
4.501 - 5.000                                                              4.65
5.001 - 5.500                                                             17.55
5.501 - 6.000                                                             36.10
6.001 - 6.500                                                             29.93
6.501 - 7.000                                                             10.04
7.001 - 7.500                                                              0.73
7.501 - 8.000                                                              0.37
8.001 - 8.500                                                              0.41
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Scheduled Balance                                                       Percent
--------------------------------------------------------------------------------
0.01 - 50,000.00                                                           0.02
50,000.01 - 100,000.00                                                     0.18
100,000.01 - 150,000.00                                                    0.89
150,000.01 - 200,000.00                                                    1.80
200,000.01 - 250,000.00                                                    3.96
250,000.01 - 275,000.00                                                    1.94
275,000.01 - 350,000.00                                                    7.47
350,000.01 - 400,000.00                                                    7.45
400,000.01 - 450,000.00                                                    7.99
450,000.01 - 500,000.00                                                    7.61
500,000.01 - 550,000.00                                                    6.35
550,000.01 - 600,000.00                                                    7.09
600,000.01 - 750,000.00                                                   15.63
750,000.01 - 850,000.00                                                    5.44
850,000.01 - 950,000.00                                                    3.53
950,000.01 - 1,000,000.00                                                  9.44
1,000,000.01 - 1,250,000.00                                                4.21
1,250,000.01 - 1,500,000.00                                                6.40
1,500,000.01 >=                                                            2.59
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Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term                                                           Percent
336                                                                        0.04
360                                                                       99.96
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RemTerm                                                                 Percent
--------------------------------------------------------------------------------
334.000                                                                    0.04
353.000                                                                    0.19
354.000                                                                    0.41
355.000                                                                    0.05
356.000                                                                    1.57
357.000                                                                    4.85
358.000                                                                   29.69
359.000                                                                   35.45
360.000                                                                   27.74
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


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Am WAM                                                                  Percent
--------------------------------------------------------------------------------
0.000 - 59.999                                                            96.19
300.000 - 359.999                                                          3.43
360.000 >=                                                                 0.38
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Age                                                                     Percent
--------------------------------------------------------------------------------
0                                                                         27.74
1                                                                         35.45
2                                                                         29.73
3                                                                          4.85
4                                                                          1.57
5                                                                          0.05
6                                                                          0.41
7                                                                          0.19
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
States                                                                  Percent
--------------------------------------------------------------------------------
CA                                                                        84.02
AZ                                                                         2.88
FL                                                                         3.73
NV                                                                         1.94
NJ                                                                         0.90
WA                                                                         0.28
NY                                                                         0.93
CO                                                                         0.45
NC                                                                         0.89
SC                                                                         0.55
Other                                                                      3.42
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original LTV                                                            Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                             1.89
50.001 - 60.000                                                            4.43
60.001 - 70.000                                                           20.47
70.001 - 75.000                                                           14.25
75.001 - 80.000                                                           58.90
85.001 - 90.000                                                            0.03
90.001 - 95.000                                                            0.03
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined LTV                                                            Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                             1.66
50.001 - 60.000                                                            3.33
60.001 - 70.000                                                           12.05
70.001 - 75.000                                                            9.09
75.001 - 80.000                                                           14.56
80.001 - 85.000                                                            1.11
85.001 - 90.000                                                           15.48
90.001 - 95.000                                                            7.56
95.001 - 100.000                                                          35.17
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


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FICO                                                                    Percent
--------------------------------------------------------------------------------
620.000 - 639.999                                                          0.31
640.000 - 659.999                                                          1.06
660.000 - 679.999                                                         10.65
680.000 - 699.999                                                         20.52
700.000 - 719.999                                                         18.16
720.000 - 739.999                                                         13.91
740.000 - 759.999                                                         12.33
760.000 - 779.999                                                         12.61
780.000 - 799.999                                                          7.55
800.000 - 819.999                                                          2.91
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


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PMI                                                                     Percent
--------------------------------------------------------------------------------
OLTV <= 80 - NO MI                                                        99.94
PMI MORTGAGE INSURANCE CO                                                  0.03
REPUBLIC MORTGAGE INSUANCE CO                                              0.03
--------------------------------------------------------------------------------
Total:                                                                   100.00
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Occupancy Code                                                          Percent
--------------------------------------------------------------------------------
NON OWNER                                                                 14.29
OWNER OCCUPIED                                                            82.85
SECOND HOME                                                                2.86
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Total:                                                                   100.00
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Property Type                                                           Percent
--------------------------------------------------------------------------------
2-4 FAMILY                                                                 8.94
CONDO                                                                     11.15
CO-OP                                                                      0.03
PUD                                                                       14.16
SINGLE FAMILY                                                             65.71
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


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Purpose                                                                 Percent
--------------------------------------------------------------------------------
CASHOUT REFI                                                              26.09
PURCHASE                                                                  68.02
RATE/TERM REFI                                                             5.89
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


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Documentation Type                                                      Percent
--------------------------------------------------------------------------------
FULL/ALT                                                                   8.42
NO DOC/NINA/NO RATIO                                                      12.64
STATE INCOME/STATED ASSET                                                  2.04
STATED INCOME/VERIFIED ASSET                                              76.90
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only                                                           Percent
--------------------------------------------------------------------------------
N                                                                          3.81
Y                                                                         96.19
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only Term                                                      Percent
--------------------------------------------------------------------------------
0.000                                                                      3.81
36.000                                                                     0.15
60.000                                                                     4.25
84.000                                                                     0.22
120.000                                                                   91.57
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Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent                                                                  Percent
--------------------------------------------------------------------------------
N                                                                         32.89
Y                                                                         67.11
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Flag                                                             Percent
--------------------------------------------------------------------------------
N                                                                         11.74
Y                                                                         88.26
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Term                                                             Percent
--------------------------------------------------------------------------------
0.000                                                                     11.74
4.000                                                                      0.10
6.000                                                                     55.79
36.000                                                                    23.77
60.000                                                                     8.60
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Total:                                                                   100.00
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DTI                                                                     Percent
--------------------------------------------------------------------------------
<= 0.000                                                                  12.69
0.001 - 10.000                                                             0.36
10.001 - 20.000                                                            4.12
20.001 - 30.000                                                           20.47
30.001 - 40.000                                                           50.11
40.001 - 50.000                                                           12.22
50.001 - 60.000                                                            0.03
--------------------------------------------------------------------------------
Total:                                                                   100.00
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--------------------------------------------------------------------------------
Conforming                                                              Percent
--------------------------------------------------------------------------------
CONFORMING                                                                21.69
NON CONFORMING                                                            78.31
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Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Arm Index                                                               Percent
--------------------------------------------------------------------------------
1 MONTH LIBOR                                                              1.43
1 YEAR LIBOR                                                               5.04
6 MONTH LIBOR                                                             93.54
--------------------------------------------------------------------------------
Total:                                                                   100.00
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Margins                                                                 Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                              0.17
2.001 - 2.500                                                             40.29
2.501 - 3.000                                                             18.77
3.001 - 3.500                                                             40.06
4.501 - 5.000                                                              0.72
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Total:                                                                   100.00
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First Adjustment Cap                                                    Percent
--------------------------------------------------------------------------------
1.000                                                                     22.86
2.000                                                                      0.87
5.000                                                                      5.14
6.000                                                                     70.97
12.000                                                                     0.17
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Total:                                                                   100.00
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Periodic Cap                                                            Percent
--------------------------------------------------------------------------------
1.000                                                                     23.12
1.625                                                                     23.12
2.000                                                                     76.71
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Total:                                                                   100.00
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Max Rate                                                                Percent
--------------------------------------------------------------------------------
10.001 - 10.500                                                            2.74
10.501 - 11.000                                                            7.35
11.001 - 11.500                                                           14.94
11.501 - 12.000                                                           33.20
12.001 - 12.500                                                           29.88
12.501 - 13.000                                                           10.38
13.001 - 13.500                                                            0.73
13.501 - 14.000                                                            0.37
14.001 - 14.500                                                            0.41
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Total:                                                                   100.00
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Floor Rate                                                              Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                              0.17
2.001 - 2.500                                                             40.29
2.501 - 3.000                                                             18.77
3.001 - 3.500                                                             40.06
4.501 - 5.000                                                              0.72
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Total:                                                                   100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Sep 29, 2005 22:36                    Page 1 of 2

Goldman Sachs                    GSAA-05 MTR1
================================================================================



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Months To Roll                                                          Percent
--------------------------------------------------------------------------------
1.                                                                         1.43
3.                                                                         0.27
4.                                                                         4.56
5.                                                                         9.38
6.                                                                         7.77
29.                                                                        0.19
30.                                                                        0.41
31.                                                                        0.05
32.                                                                        0.66
33.                                                                        0.76
34.                                                                        2.51
35.                                                                        1.92
36.                                                                        1.69
56.                                                                        0.92
57.                                                                        3.31
58.                                                                       21.50
59.                                                                       21.37
60.                                                                       15.76
81.                                                                        0.09
82.                                                                        0.28
83.                                                                        0.46
84.                                                                        0.49
117.                                                                       0.42
118.                                                                       0.41
119.                                                                       1.73
120.                                                                       1.68
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Number of Units                                                         Percent
--------------------------------------------------------------------------------
1                                                                         91.06
2                                                                          4.39
3                                                                          2.22
4                                                                          2.33
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                                            Percent
--------------------------------------------------------------------------------
1 MONTH ARM                                                                1.43
10 YEAR ARM                                                                4.25
3 YEAR ARM                                                                 8.13
5 YEAR ARM                                                                62.77
6 MONTH ARM                                                               21.90
7 YEAR ARM                                                                 1.52
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Self Employment Flag                                                    Percent
--------------------------------------------------------------------------------
N                                                                         63.56
Y                                                                         36.44
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Originator                                                              Percent
--------------------------------------------------------------------------------
METROCITIES                                                              100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Sep 29, 2005 22:36                    Page 2 of 2